UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 12, 2004


                                  eLINEAR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


           0-07418                                       76-0478045
           -------                                       ----------
  (Commission File Number)                  (I.R.S. Employer Identification No.)


      2901 West Sam Houston Parkway North, Suite E-300, Houston, TX 77043
      -------------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (713) 896-0500
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written  communications  pursuant  to Rule 425 under the Securities Act

[__]     Soliciting  material  pursuant  to  Rule  14a-12 under the Exchange Act

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  4.01  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Malone & Bailey, PLLC ("Malone & Bailey" or the "Former Accountant") was dismissed on October 12, 2004 as eLinear, Inc.'s ("eLinear" or the "Company") independent auditors. Malone & Bailey's audit report on eLinear's consolidated financial statements as of December 31, 2003 and for the year then ended did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles.

     During the most recent fiscal year ended December 31, 2003, and in the subsequent interim periods through the date of dismissal, there were no disagreements with Malone & Bailey on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey would have caused Malone & Bailey to make reference to the matter in their report. eLinear has requested Malone & Bailey to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 14, 2004 is filed as Exhibit 16.1 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on October 13, 2004 as eLinear's principal accountant to audit the financial statements of eLinear for the year ended December 31, 2004. The decision to change accountants was approved by the Board of Directors.

     On September 2, 2003, the Board of Directors of the Company received and accepted the resignation of Gerald R. Hendricks & Company, P.C. as the Company's independent public accountants. The Company retained the services of Malone & Bailey, PLLC as independent public accountants to audit the Company's consolidated financial statements for the year ending December 31, 2003. The Company filed a Form 8-K on September 8, 2003, which was amended on September 22, 2003 reporting this event.

     During the year ended December 31, 2003, and subsequent to December 31, 2003 through the date hereof, neither eLinear nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on eLinear's consolidated financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to eLinear a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv), of Regulation S-B.

     eLinear has requested Lopez, Blevins, Bork & Associates, L.L.P. to review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish eLinear with a letter addressed to the Commission containing any new information, clarification of eLinear's expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by eLinear in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised eLinear that no such letter need be issued.


ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS


(c) EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

eLinear, Inc.


By:  /s/ Kevan M. Casey
     ------------------------
     Kevan M. Casey
     Chief Executive Officer


Dated: October 14, 2004


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